Exhibit 99.10
CWABS 2005-3

Assumptions:
-----------
Pricing Speed - voluntary only
100% Advance
Fwd LIBOR
12-Mo Lag


Class MV7
                 -----------------------------------------------------------------------------------------------------------------
                            Run to Call                                                      Run to Maturity
                 -----------------------------------------------------------------------------------------------------------------
                            40% Severity              50% Severity              40% Severity                  50% Severity
----------------------------------------------------------------------------------------------------------------------------------
Break CDR                      10.85                      8.59                      10.58                         8.39
Break Period                     62                        65                        185                           214
Cum Loss to Mat        166,965,664.48 (9.71%)    171,041,369.76 (9.94%)    163,473,200.47 (9.50%)        167,580,861.51 (9.74%)
----------------------------------------------------------------------------------------------------------------------------------


Class MV8
                 -----------------------------------------------------------------------------------------------------------------
                            Run to Call                                                      Run to Maturity
                 -----------------------------------------------------------------------------------------------------------------
                            40% Severity              50% Severity              40% Severity                  50% Severity
----------------------------------------------------------------------------------------------------------------------------------
Break CDR                       9.64                      7.66                      9.46                          7.53
Break Period                     63                        68                        158                           158
Cum Loss to Mat        151,090,517.04 (8.78%)    154,765,366.90 (9.00%)    148,678,850.47 (8.64%)        152,452,226.09 (8.86%)
----------------------------------------------------------------------------------------------------------------------------------
